UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	EMMA	The NASDAQ Capital Market
Warrants to Purchase Common Stock	EMMAW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 22, 2019, Emmaus Life Sciences, Inc. (formerly MYnd Analytics, Inc.), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) reporting, among other things, that on July 17, 2019 the Company completed its merger transaction with EMI Holding, Inc. (formerly Emmaus Life Sciences, Inc. and herein “EMI”). This Current Report on Form 8-K/A amends and supplements the Original Report to include the financial information required by Item 9.01 of Form 8-K.

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Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

There are incorporated herein by reference the audited consolidated financial statements of EMI as of and for the years ended December 31, 2018 and 2017 and the unaudited consolidated financial statements of EMI as of and for the three months ended March 31, 2019 and 2018 set forth in Amendment No. 1 to Form S-4 Registration Statement (Reg. No. 333-229660) filed by the Company with the Securities and Exchange Commission on June 10, 2019. Exhibit 99.1 to this Current Report sets forth the unaudited consolidated financial statements of EMI as of and for the three and six month periods ended June 30, 2019 and 2018, which information is incorporated herein by reference.

(b)	Pro Forma Financial Information

There are included as Exhibit 99.2 to this Current Report unaudited pro forma condensed combined financial statements of the Company, which information is incorporated herein by reference.

(c)	Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

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INDEX TO EXHIBITS

Exhibit		Incorporated by Reference
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Furnished
23.1	Consent of SingerLewak LLP					*

99.1

Unaudited consolidated financial statements of EMI Holding, Inc. as of and for the three and six months ended June 30, 2019 and 2018 and accompanying Management’s Discussion and Analysis of Financial Condition and Results of Operations

*

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Emmaus Life Sciences, Inc.					*
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

*  Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2019	Emmaus Life Sciences, Inc.

	By:	/s/ JOSEPH C. SHERWOOD III
Name: Joseph C. Sherwood III
Title: Chief Financial Officer

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